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                                                                  EXHIBIT 10.40

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                        ARDEN REALTY LIMITED PARTNERSHIP


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                    $200,000,000 8.875% SENIOR NOTES DUE 2005

                    $50,000,000 9.150% SENIOR NOTES DUE 2010

                       of ARDEN REALTY LIMITED PARTNERSHIP


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                          REGISTRATION RIGHTS AGREEMENT

                           DATED AS OF MARCH 17, 2000

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                              LEHMAN BROTHERS INC.

                        MORGAN STANLEY & CO. INCORPORATED

                              SALOMON SMITH BARNEY

                              CHASE SECURITIES INC.

                         BANC ONE CAPITAL MARKETS, INC.

                           A. G. EDWARDS & SONS, INC.

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        This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of March 17, 2000, by and between Arden Realty Limited Partnership, a Maryland limited partnership (the "PARTNERSHIP"), and Lehman Brothers Inc., Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Chase Securities Inc., Banc One Capital Markets, Inc. and A. G. Edwards & Sons, Inc. (collectively, the "INITIAL PURCHASERS"), which have agreed to purchase the Partnership's 8.875% Senior Notes due 2005 and 9.150% Senior Notes due 2010 (together, the "SENIOR NOTES"), pursuant to the Purchase Agreement (as defined below).

        This Agreement is made pursuant to the Purchase Agreement, dated March 14, 2000, (the "PURCHASE AGREEMENT"), by and among the Partnership and the Initial Purchasers. To induce the Initial Purchasers to purchase the Senior Notes, the Partnership has agreed to provide the registration rights relating to the Senior Notes set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 7 of the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Indenture, dated the Closing Date, between the Partnership and The Bank of New York, as Trustee, relating to the Notes, as such indenture is amended or supplemented from time to time (the "INDENTURE").

        The parties hereby agree as follows:

SECTION 1.        DEFINITIONS

        As used in this Agreement, the following capitalized terms shall have the following meanings:

        ACT:  The Securities Act of 1933, as amended.

        AFFILIATE:  As defined in Rule 144 of the Act.

        BROKER-DEALER:  Any broker or dealer registered under the Exchange Act.

        BUSINESS DAY: Any day other than a Saturday, Sunday or day on which commercial banks in the City of New York are authorized or required by law, regulation or executive order to remain closed.

        CERTIFICATED SECURITIES:  Definitive Notes, as defined in the Indenture.

        CLOSING DATE:  The date hereof.

        COMMISSION:  The Securities and Exchange Commission.

        CONSUMMATE: An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the New Senior Notes to be issued in the Exchange Offer, (b) the maintenance of such Exchange Offer Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the period required pursuant to
Section 3(b) hereof and (c) the delivery by the Partnership to the Registrar under the


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Indenture of New Senior Notes in the same aggregate principal amount as the aggregate principal amount of Senior Notes tendered by Holders thereof pursuant to the Exchange Offer.

        CONSUMMATION DEADLINE:  As defined in Section 3(b) hereof.

        EFFECTIVENESS DEADLINE:  As defined in Sections 3(a) and 4(a) hereof.

        EXCHANGE ACT:  The Securities Exchange Act of 1934, as amended.

        EXCHANGE OFFER: The exchange and issuance by the Partnership of a principal amount of New Senior Notes (which shall be registered pursuant to the Exchange Offer Registration Statement) equal to the outstanding principal amount of Senior Notes that are tendered by such Holders in connection with such exchange and issuance.

        EXCHANGE OFFER REGISTRATION STATEMENT: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

        EXEMPT RESALES: The transactions in which the Initial Purchasers propose to sell the Senior Notes to (i) certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act, (ii) outside the United States to "non-U.S. persons," as such term is defined under Regulation S of the Act in transactions meeting the requirements of Rule 904 of Regulation S under the Act and (iii) a limited number of "institutional accredited investors," as defined in Rule 501(a)(1), (2), (3) or (7) of the Act.

        FILING DEADLINE:  As defined in Sections 3(a) and 4(a) hereof.

        GENERAL PARTNER:  Arden Realty, Inc., a Maryland corporation.

        HOLDERS:  As defined in Section 2 hereof.

        NEW SENIOR NOTES: The Partnership's new 8.875% Senior Notes due 2005 and 9.150% Senior Notes due 2010 to be issued pursuant to the Indenture: (i) in the Exchange Offer or (ii) as contemplated by Section 4 hereof.

        NOTES:  The Senior Notes and the New Senior Notes.

        PERSON: An individual, partnership, limited liability company, corporation, trust, unincorporated organization, or a government or agency or political subdivision thereof.

        PROSPECTUS: The prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

        RECOMMENCEMENT DATE: As defined in Section 6(d) hereof.

        REGISTRATION DEFAULT:  As defined in Section 5 hereof.

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        REGISTRATION STATEMENT: Any registration statement of the Partnership relating to (a) an offering of New Senior Notes pursuant to an Exchange Offer or
(b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) that is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

        RULE 144: Rule 144 promulgated under the Act.

        SHELF REGISTRATION STATEMENT:  As defined in Section 4 hereof.

        SUSPENSION NOTICE:  As defined in Section 6(d) hereof.

        TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

        TRANSFER RESTRICTED SECURITIES: Each (A) Senior Note, until the earliest to occur of (i) the date on which such Senior Note is exchanged in the Exchange Offer for a New Senior Note which is entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (ii) the date on which such Senior Note has been disposed of in accordance with a Shelf Registration Statement (and the purchasers thereof have been issued New Senior Notes), or (iii) the date on which such Senior Note is distributed to the public pursuant to Rule 144 under the Act and each (B) New Senior Note held by a Broker-Dealer until the date on which such New Senior Note is disposed of by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including the delivery of the Prospectus contained therein).

SECTION 2. HOLDERS

        A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

SECTION 3. REGISTERED EXCHANGE OFFER

        (a) Unless the Exchange Offer shall not be permitted by applicable federal law or policy of the Commission (after the procedures set forth in Section 6(a)(i) below have been complied with), the Partnership shall (i) cause the Exchange Offer Registration Statement to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 90 days after the Closing Date (such 90th day being the "FILING DEADLINE"), (ii) use its best efforts to cause such Exchange Offer Registration Statement to become effective at the earliest possible time, but in no event later than 180 days after the Closing Date (such 180th day being the "EFFECTIVENESS DEADLINE"),
(iii) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause it to become effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act,
(C) file the appropriate forms under the Exchange Act to register the New Senior Notes under the Exchange Act and (D) cause all necessary filings, if any, in connection with the registration and qualification of the New Senior Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange

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Offer, and (iv) upon the effectiveness of such Exchange Offer Registration
Statement, use its best efforts to commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting (i) registration of the New Senior Notes to be offered in exchange for the Senior Notes that are Transfer Restricted Securities and (ii) resales of New Senior Notes by Broker-Dealers that tendered into the Exchange Offer Senior Notes that such Broker-Dealers acquired for their own account as a result of market making activities or other trading activities (other than Senior Notes acquired directly from the Partnership or any of its Affiliates) as contemplated by
Section 3(c) below and shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required to be filed therewith.

        (b) The Partnership shall use its best efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Partnership shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the New Senior Notes shall be included in the Exchange Offer Registration Statement. The Partnership shall use its best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 Business Days thereafter (such 30th day being the "CONSUMMATION DEADLINE").

        (c) The Partnership shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Broker-Dealer who holds Transfer Restricted Securities that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities (other than Senior Notes acquired directly from the Partnership or any Affiliate of the Partnership), may exchange such Transfer Restricted Securities pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of any New Senior Notes received by such Broker-Dealer in the Exchange Offer, and the Partnership shall permit the use of the Prospectus contained in the Exchange Offer Registration Statement by such Broker-Dealer to satisfy such prospectus delivery requirement. Such "Plan of Distribution" section shall also contain all other information with respect to such sales by such Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Transfer Restricted Securities held by any such Broker-Dealer, except to the extent required by the Commission as a result of a change in policy, rules or regulations after the date of this Agreement. See the Shearman & Sterling no-action letter (available July 2, 1993).

        To the extent necessary to ensure that the prospectus contained in the Exchange Offer Registration Statement is available for sales of New Senior Notes by Broker-Dealers, the Partnership agrees to use its best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented, amended and current as required by and subject to the provisions of Section 6(a) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of one year from the Consummation Deadline or such shorter period as

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will terminate when all Transfer Restricted Securities covered by such
Registration Statement have been sold pursuant thereto. The Partnership shall provide sufficient copies of the latest version of such Prospectus to such Broker-Dealers, promptly upon request, and in no event later than one day after such request, at any time during such period.

SECTION 4. SHELF REGISTRATION

        (a) Shelf Registration. If (i) the Exchange Offer is not permitted by applicable law or policy of the Commission (after the Partnership has complied with the procedures set forth in Section 6(a)(i) below) or (ii) if any Holder of Transfer Restricted Securities shall notify the Partnership within 20 days following the Consummation of the Exchange Offer that (A) such Holder was prohibited by law or Commission policy from participating in the Exchange Offer or (B) such Holder may not resell the New Senior Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) such Holder is a Broker-Dealer and holds Senior Notes acquired directly from the Partnership or any of its Affiliates, then the Partnership shall:

    (x) cause to be filed, on or prior to 30 days after the earlier of (i) the date on which the Partnership determines that the Exchange Offer Registration Statement cannot be filed as a result of clause (a)(i) above and (ii) the date on which the Partnership receives the notice specified in clause (a)(ii) above, (such earlier date, the "FILING DEADLINE"), a shelf registration statement pursuant to Rule 415 under the Act (which may be an amendment to the Exchange Offer Registration Statement (the "SHELF REGISTRATION STATEMENT")), relating to all Transfer Restricted Securities, and

    (y) shall use its best efforts to cause such Shelf Registration Statement to become effective on or prior to 90 days after the Filing Deadline (such 90th day the "EFFECTIVENESS DEADLINE").

        If, after the Partnership has filed an Exchange Offer Registration Statement that satisfies the requirements of Section 3(a) above, the Partnership is required to file and make effective a Shelf Registration Statement solely because the Exchange Offer is not permitted under applicable federal law or policy of the Commission (i.e., clause (a)(i) above), then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above; provided that, in such event, the Partnership shall remain obligated to meet the Effectiveness Deadline set forth in clause
(y).

        To the extent necessary to ensure that the Shelf Registration Statement is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a) and the other securities required to be registered therein pursuant to Section 6(b)(ii) hereof, the Partnership shall use its best efforts to keep any Shelf Registration Statement required by this Section 4(a) continuously effective, supplemented, amended and current as required by and subject to the provisions of Sections 6(b) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years (as extended pursuant to Section 6(c)(i)) following the Closing Date, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Shelf Registration Statement have been sold pursuant thereto or become eligible for resale pursuant to Rule 144 without volume restrictions.

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        (b) Provision by Holders of Certain Information in Connection with the
Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Partnership in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to liquidated damages pursuant to
Section 5 hereof unless and until such Holder shall have provided all such information. Each selling Holder agrees to (i) notify the Partnership as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Partnership and (ii) promptly furnish additional information required to correct and update any previously furnished information or any other information required to be disclosed in order to make the information previously furnished to the Partnership by such Holder not materially misleading.

SECTION 5. LIQUIDATED DAMAGES

        If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the applicable Filing Deadline, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the applicable Effectiveness Deadline, (iii) the Exchange Offer has not been Consummated on or prior to the Consummation Deadline or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within 2 days by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective within 5 days of filing such post-effective amendment to such Registration Statement (each such event referred to in clauses (i) through (iv), a "REGISTRATION DEFAULT"), then the Partnership hereby agrees to pay to each Holder of Transfer Restricted Securities affected thereby liquidated damages in an amount equal to $.05 per week per $1,000 in principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues for the first 90-day period immediately following the occurrence of such Registration Default. The amount of the liquidated damages shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.25 per week per $1,000 in principal amount of Transfer Restricted Securities; provided that the Partnership shall in no event be required to pay liquidated damages for more than one Registration Default at any given time. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (ii) above, (3) upon Consummation of the Exchange Offer, in the case of (iii) above, or (4) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable in the case of (iv) above, the liquidated damages payable with respect to the Transfer Restricted Securities as a result of such clause (i), (ii), (iii) or (iv), as applicable, shall cease.

        All accrued liquidated damages shall be paid to the Holders entitled thereto, in the manner provided for the payment of interest in the Indenture, on each Interest Payment Date, as more fully

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set forth in the Indenture and the Notes. Notwithstanding the fact that any securities for which liquidated damages are due cease to be Transfer Restricted Securities, all obligations of the Partnership to pay liquidated damages with respect to such securities shall survive until such time as such obligations with respect to such securities shall have been satisfied in full.

SECTION 6. REGISTRATION PROCEDURES

        (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Partnership shall (x) comply with all applicable provisions of Section 6(c) below, (y) use its best efforts to effect such exchange and to permit the resale of New Senior Notes by Broker-Dealers that tendered in the Exchange Offer Senior Notes that such Broker-Dealers acquired for their own accounts as a result of their market making activities or other trading activities (other than Senior Notes acquired directly from the Partnership or any of its Affiliates) being sold in accordance with the intended method or methods of distribution thereof, and (z) comply with all of the following provisions:

            (i) If, following the date hereof there has been announced a change in Commission policy with respect to exchange offers such as the Exchange Offer, that in the reasonable opinion of counsel to the Partnership or counsel to the Initial Purchasers raises a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Partnership hereby agrees to seek a no-action letter or other favorable decision from the Commission allowing the Partnership to Consummate an Exchange Offer for such Transfer Restricted Securities. The Partnership hereby agrees to pursue the issuance of such a decision to the Commission staff level. In connection with the foregoing, the Partnership hereby agrees to take all such other actions as may be requested by the Commission or otherwise required in connection with the issuance of such decision, including without limitation (A) participating in telephonic conferences with the Commission, (B) delivering to the Commission staff an analysis prepared by counsel to the Partnership setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursuing a resolution (which need not be favorable) by the Commission staff.

            (ii) As a condition to its participation in the Exchange Offer, each Holder of Transfer Restricted Securities (including, without limitation, any Holder who is a Broker-Dealer) shall furnish, upon the request of the Partnership, prior to the Consummation of the Exchange Offer, a written representation to the Partnership (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an Affiliate of the Partnership, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the New Senior Notes to be issued in the Exchange Offer and (C) it is acquiring the New Senior Notes in its ordinary course of business. As a condition to its participation in the Exchange Offer, each Holder using the Exchange Offer to participate in a distribution of the New Senior Notes shall acknowledge and agree that, if the resales are of New Senior Notes obtained by such Holder in exchange for Senior Notes acquired directly from the Partnership or an Affiliate thereof, it (1) could not, under Commission policy as in effect on the date of this Agreement, rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5,

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1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including, if applicable, any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K.

            (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Partnership shall provide a supplemental letter to the Commission
(A) stating that the Partnership is registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and, if applicable, any no-action letter obtained pursuant to clause (i) above, (B) including a representation that the Partnership has not entered into any arrangement or understanding with any Person to distribute the New Senior Notes to be received in the Exchange Offer and that, to the best of the Partnership's information and belief, each Holder participating in the Exchange Offer is acquiring the New Senior Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the New Senior Notes received in the Exchange Offer and
(C) any other undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to clause (i) above, if applicable.

        (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Partnership shall:

            (i) comply with all the provisions of Section 6(c) below and use its best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Partnership pursuant to Section 4(b) hereof), and pursuant thereto the Partnership will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required to be filed therewith and be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof, and

            (ii) issue, upon the request of any Holder or purchaser of Senior Notes covered by any Shelf Registration Statement contemplated by this Agreement, New Senior Notes having an aggregate principal amount equal to the aggregate principal amount of Senior Notes sold pursuant to the Shelf Registration Statement and surrendered to the Partnership for cancellation; the Partnership shall register New Senior Notes on the Shelf Registration Statement for this purpose and issue the New Senior Notes to the purchaser(s) of securities subject to the Shelf Registration Statement in the names as such purchaser(s) shall designate.

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        (c) General Provisions. In connection with any Registration Statement and any related Prospectus required by this Agreement, the Partnership shall:

            (i) use its best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Partnership shall file promptly an appropriate amendment to such Registration Statement curing such defect, and, if Commission review is required, use its best efforts to cause such amendment to be declared effective as soon as practicable. Notwithstanding the foregoing, at any time after Consummation of the Exchange Offer, the Partnership may allow the Shelf Registration Statement to cease to become effective and usable if (x) the General Partner of the Partnership determines in good faith that it is in the best interests of the Partnership not to disclose the existence of or facts surrounding any proposed or pending material events involving the Partnership, and the Partnership notifies the Holders within two Business Days after the Board of Directors of the General Partner makes such determination, or (y) the Prospectus contained in the Shelf Registration Statement contains an untrue statement of material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the two-year period referred to in Section 4(a) hereof during which the Shelf Registration Statement is required to be effective and usable shall be extended by the number of days during which such Registration Statement was not effective or usable pursuant to the foregoing provisions;

            (ii) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as the case may be; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

            (iii) advise each selling Holder promptly and confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in

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any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Partnership shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

            (iv) subject to Section 6(c)(i), if any fact or event contemplated by Section 6(c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (v) furnish to each selling Holder, their counsel and the managing underwriters, if any, in connection with such exchange or sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference), which documents will be subject to the review and comment of such Holders, their counsel and the managing underwriters, if any, in connection with such sale, if any, for a period of at least five Business Days, and the Partnership will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which such selling Holders of the Transfer Restricted Securities, their counsel and the managing underwriters, if any, covered by such Registration Statement in connection with such exchange or sale, if any, shall reasonably object within five Business Days after the receipt thereof;

            (vi) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to each selling Holder, their counsel and the managing underwriters, if any, in connection with such exchange or sale, if any, make the Partnership's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders, their counsel and the managing underwriters, if any, may reasonably request;

            (vii) make available, at reasonable times, for inspection by each selling Holder and managing underwriter, if any, and any attorney or accountant retained by such selling Holders or managing underwriters, if any, all financial and other records, pertinent corporate documents of the Partnership and cause the Partnership's officers, directors and employees to supply all information reasonably requested by any such selling Holder, managing underwriter, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Partnership as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Registration Statement or otherwise), or (B) such person shall be required to disclose such information pursuant to the subpoena or order of any court or governmental agency or body having jurisdiction over the matter (subject to the requirements of such subpoena or order, and only after such person shall have given the Partnership prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Registration Statement or the Prospectus included therein or in an amendment to such Registration Statement or an amendment or supplement to such Prospectus in order that such Registration Statement, Prospectus, amendment or supplement, as the case may be, does not contain an untrue statement of material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

            (viii) if requested by any selling Holders, their counsel and the managing underwriters, if any, in connection with such exchange or sale, if any, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders, their counsel and the managing underwriters, if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Partnership is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

            (ix) furnish to each selling Holder and managing underwriter, if any, in connection with such exchange or sale, if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

            (x) deliver to each selling Holder and managing underwriter, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Holders or managing underwriters reasonably may request; the Partnership hereby consents to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each selling Holder in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

            (xi) upon the request of any selling Holder or managing underwriters, if any, (A) make such representations and warranties as may be reasonably requested by any Holder or managing underwriter in connection with any sale or resale pursuant to any applicable Registration Statement, (B) obtain opinions of counsel to the Partnership and updates thereof (which may be in the form of a reliance letter) in form and substance reasonably satisfactory to the managing underwriters, if any, and the selling Holders, addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters, (C) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters or selling Holders from the independent certified public accountants of the Partnership (and, if necessary, any other independent certified public accountants of any business acquired by the Partnership for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the selling Holders and each underwriter, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by such selling Holders or managing underwriters in accordance with Statement on Auditing Standards No. 72 and (D) take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any applicable Registration Statement contemplated by this Agreement. In such connection, the Partnership shall, upon request of any selling Holder, furnish (or in the case of paragraphs (B) and (C), use its best efforts to cause to be furnished) to each selling Holder, upon Consummation of the Exchange Offer or upon the effectiveness of the Shelf Registration Statement, as the case may be, a certificate, dated such date, signed on behalf of the Partnership by (x) the President or any Vice President of its General Partner and (y) a principal financial or accounting officer of the Partnership's General Partner, confirming, as of the date thereof, the matters set forth in Section 7(i) of the Purchase Agreement and such other similar matters as such Holders may reasonably request;

            (xii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that the Partnership shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

            (xiii) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the selling Holders may request at least two Business Days prior to such sale of Transfer Restricted Securities;

            (xiv) use its best efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

            (xv) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company, Euroclear or Clearstream, as applicable;

            (xvi) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act);

            (xvii) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

            (xviii) provide promptly to each Holder each document filed with the Commission pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act.

        (d) Restrictions on Holders. Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of the notice referred to in
Section 6(c)(iii)(C) or any notice from the Partnership of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof (in each case, a "SUSPENSION NOTICE"), such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 6(c)(iv) hereof, or (ii) such Holder is advised in writing by the Partnership that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the "RECOMMENCEMENT DATE"). Each Holder receiving a Suspension Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Holder's possession which have been replaced by the Partnership with more recently dated Prospectuses or (ii) deliver to the Partnership (at the Partnership's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of the Suspension Notice. The time period regarding the effectiveness of such

Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the date of delivery of the Recommencement Date.

SECTION 7. REGISTRATION EXPENSES

        (a) All expenses incident to the Partnership's performance of or compliance with this Agreement will be borne by the Partnership, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the New Senior Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Partnership and the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing the New Senior Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Partnership (including the expenses of any special audit and comfort letters required by or incident to such performance).

        The Partnership will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Partnership.

        (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Partnership will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities who are tendering Senior Notes in the Exchange Offer and/or selling or reselling Senior Notes or New Senior Notes pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Hogan & Hartson L.L.P., unless another firm shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared. Such Holders shall be responsible for any and all other out-of-pocket expenses of the Holders incurred in connection with the registration of the Notes.

SECTION 8. INDEMNIFICATION

        (a) The Partnership agrees to indemnify and hold harmless each Holder, its directors, officers and each Person, if any, who controls such Holder (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, liabilities, judgments, (including without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Partnership to any Holder or any prospective purchaser of New Senior Notes, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by an untrue statement or omission or alleged untrue statement or omission that is based upon information relating to any of the Holders furnished in writing to the Partnership by any of the Holders; provided, however, that (i) the Partnership will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission made therein in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of any such Holder or underwriter or managing underwriter specifically for inclusion therein, (ii) the Partnership shall not be liable to any indemnified party under this Section 8 with respect to any Shelf Registration Statement or Prospectus to the extent that any such loss, claim, damage or liability of such indemnified party results solely from an untrue statement of material fact contained in, or the omission of a material fact from, the Shelf Registration Statement or Prospectus which untrue statement or omission was corrected in an amended or supplemented Shelf Registration Statement or Prospectus, if the person alleging such loss, claim, damage or liability was not sent or given, at or prior to the written confirmation of such sale a copy of the amended or supplemented Shelf Registration Statement or Prospectus if the Partnership had previously furnished copies thereof to such indemnified party and if such delivery of a Prospectus is finally judicially determined to be required by the Act and was not so made and
(iii) the Partnership will not be liable to any indemnified party under this
Section 8 with respect to any Shelf Registration Statement or Prospectus to the extent that any such loss, claim, damage or liability of such indemnified party results (A) from the use of a Shelf Registration Statement during a period when a stop order has been issued in respect thereof or any proceedings for that purpose have been initiated or (B) from the use of the Prospectus during a period when the use of the Prospectus has been suspended in accordance with
Section 6(c)(iii)(C) hereof, provided, in each case, that Holders received prior notice of such stop order, initiation of proceedings or suspension.

        (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Partnership and its directors and officers, and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Partnership, to the same extent as the foregoing indemnity from the Partnership set forth in section
(a) above, but only with reference to information relating to such Holder furnished in writing to the Partnership by such Holder expressly for use in any Registration Statement. In no event shall any Holder, its directors, officers or any Person who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

        (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PERSON") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), a Holder shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by a majority of the Holders, in the case of the parties indemnified pursuant to Section 8(a), and by the Partnership, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

        (d) To the extent that the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Partnership, on the one hand, and the Holders, on the other hand, from their sale of Transfer Restricted Securities or (ii) if the allocation provided by clause 8(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Partnership, on the one hand, and of the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Partnership, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Partnership, on the one hand, or by the Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and judgments referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

        The Partnership and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, no Holder, its directors, its officers or any Person, if any, who controls such Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities plus (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of Transfer Restricted Securities held by each Holder hereunder and not joint.

SECTION 9. RULE 144A AND RULE 144

        The Partnership agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Partnership (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to such Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A, and (ii) is subject to Section 13 or 15 (d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

SECTION 10. MISCELLANEOUS

        (a) Remedies. The Partnership acknowledges and agrees that any failure by the Partnership to comply with its obligations under Sections 3 and 4 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Partnership's obligations under Sections 3 and 4 hereof. The Partnership further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

        (b) No Inconsistent Agreements. The Partnership will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Partnership has not previously entered into any agreement granting any registration rights with respect to its debt securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Partnership's securities under any agreement in effect on the date hereof.

        (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 5 hereof and this Section 10(c)(i), the Partnership has obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Partnership has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Partnership or its Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being tendered pursuant to the Exchange Offer, and that does not affect directly or indirectly the rights of other Holders whose Transfer Restricted Securities are not being tendered pursuant to such Exchange Offer, may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Exchange Offer.

        (d) Third-Party Beneficiary. The Holders shall be third-party beneficiaries to the agreements made hereunder between the Partnership, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

        (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

            (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

            (ii) if to the Partnership:

                      Arden Realty Limited Partnership
                      11601 Wilshire Boulevard, Fourth Floor
                      Los Angeles, California  90025
                      Telecopier No.: (310) 966-2699
                      Attention: Diana M. Laing

                      With a copy to:
                      Latham & Watkins
                      650 Town Center Drive, 20th Floor
                      Costa Mesa, California  92626-1918
                      Telecopier No.:  (714) 755-8290
                      Attention:  William J. Cernius, Esq.

        All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

        Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

        (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

        (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

        (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

        (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                               ARDEN REALTY LIMITED PARTNERSHIP

                               By:       Arden Realty, Inc., its general partner


                                         By: /s/ DIANA M. LAING
                                             -----------------------------------
                                             Name:  Diana M. Laing
                                             Title: Executive Vice President
                                                    and Chief Financial Officer



Accepted on behalf of all Initial Purchasers:

LEHMAN BROTHERS INC.


By: /s/ JAMES W. MERLI
    ---------------------------------------------
     Name:  James W. Merli
     Title: Managing Director